UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                August 24, 2004
             (Date of Report (Date of earliest event reported))

                           LONGVIEW FIBRE COMPANY
           (Exact name of Registrant as specified in its charter)


                                 Washington
               (State or other jurisdiction of incorporation)


            0-1370                                   91-0298760
   (Commission File Number)              (I.R.S. Employer Identification No.)

          300 Fibre Way
       Longview, Washington                              98632
(Address of principal executive offices)              (Zip Code)


                               (360) 425-1550
            (Registrant's telephone number, including area code)


               _________________________________________
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.02  Results of Operations and Financial Condition.


On August 24, 2004, Longview Fibre Company issued a press release announcing its third fiscal quarter results. The press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number                       Description

99.1 Press release, dated August 24, 2004, announcing third fiscal quarter results.



                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LONGVIEW FIBRE COMPANY


                                       By:    L. J. MCLAUGHLIN
                                       Name:  L. J. MCLAUGHLIN
                                       Title: Senior Vice President-Finance,
                                               Secretary and Treasurer


Dated:  August 24, 2004

                             EXHIBIT INDEX

EXHIBIT
NUMBER        Exhibit Description

99.1          Press Release issued August 24, 2004